QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FAMILY DOLLAR STORES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

FAMILY DOLLAR STORES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 15, 2004

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Family Dollar Stores, Inc. (the Company) will be held at 2:00 o'clock p.m. on Thursday, January 15, 2004, at the office of the Company at 10401 Old Monroe Road, Matthews, North Carolina, for the following purposes:

  (1)
  To elect a Board of seven directors;

  (2)
  To consider and vote upon a proposal to approve the Family Dollar 2000 Outside Directors Plan;

  (3)
  To ratify the action of the Audit Committee of the Board of Directors in appointing PricewaterhouseCoopers LLP as independent accountants to audit the consolidated financial statements of the Company and its subsidiaries for the current fiscal year; and

  (4)
  To transact such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on November 24, 2003, as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting or any adjournments thereof. The voting list of Stockholders will be available for inspection in accordance with the By-Laws at the Company's office at 10401 Old Monroe Road, Matthews, North Carolina, at least ten days prior to the meeting.

        Each Stockholder who does not plan to attend the meeting is requested to date, sign and return the accompanying proxy in the enclosed postage-paid return envelope.

                      By Order of the Board of Directors

                      GEORGE R. MAHONEY, JR.
                      Executive Vice President—
                          General Counsel and Secretary

Matthews, North Carolina
November 26, 2003

FAMILY DOLLAR STORES, INC.
Post Office Box 1017
Charlotte, North Carolina 28201-1017

PROXY STATEMENT

        This Proxy Statement is furnished to the holders of the Common Stock of Family Dollar Stores, Inc. (the Company) in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used in voting at the Annual Meeting of Stockholders to be held on January 15, 2004, or any adjournments thereof. This Proxy Statement and the enclosed proxy were first sent to Stockholders on or about November 26, 2003.

        The enclosed proxy is for use at the meeting if the Stockholder will not be able to attend in person. Any Stockholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Secretary of the Company or by attending the meeting and voting. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of:

  1.
  The election to the Board of Directors of the seven nominees named in the Proxy Statement;

  2.
  The proposal to approve the Family Dollar 2000 Outside Directors Plan; and

  3.
  The ratification of the action of the Audit Committee of the Board of Directors in appointing PricewaterhouseCoopers LLP as independent accountants to audit the consolidated financial statements of the Company and its subsidiaries for the current fiscal year.

        The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary for a quorum at the meeting. Directors are elected by a plurality of the votes of shares present in person or represented by proxy at the meeting. The approval of the Family Dollar 2000 Outside Directors Plan and the ratification of the appointment of the accountants each requires the affirmative vote of a majority of shares present or represented by proxy at the meeting and entitled to vote in respect thereto. Abstentions will be counted for the purpose of determining the existence of a quorum and will have the same effect as a negative vote on matters other than the election of directors. If a nominee holding shares for a beneficial owner indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter or otherwise does not vote such shares, these shares will not be considered as present and entitled to vote in respect to that matter, but will be counted for the purpose of determining the existence of a quorum.

        The cost of soliciting proxies for the meeting will be borne by the Company. In addition to solicitation by mail, arrangements may be made with brokerage firms, banks and other custodians, nominees and fiduciaries to send proxy material to their principals. The Company will reimburse these institutions for their reasonable costs in doing so. No solicitation is to be made by specially engaged employees or other paid solicitors.

        Only the holders of Common Stock of record at the close of business on November 24, 2003, will be entitled to vote at the meeting. On such date, 172,440,803 shares of Common Stock were outstanding and Stockholders will be entitled to one vote for each share held.

OWNERSHIP OF THE COMPANY'S SECURITIES

Ownership by Directors and Officers

        The following table sets forth, with respect to each director of the Company, each of the executive officers named in the Summary Compensation Table and all executive officers and directors as a group, the number of shares beneficially owned and the percent of Common Stock so owned, all as of November 1, 2003:

Name	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Leon Levine	2,871,995	(2)	1.7%
Howard R. Levine	9,906,816	(3)	5.7%
R. James Kelly	367,500		*
R. David Alexander, Jr.	161,500		*
George R. Mahoney, Jr.	528,297		*
Bruce E. Barkus	48,500		*
Mark R. Bernstein	16,048	(4)	*
Sharon Allred Decker	1,030		*
Edward C. Dolby	0	(5)	*
Glenn A. Eisenberg	693		*
James G. Martin	2,115		*
All Executive Officers and Directors of the Company as a Group (18 persons)	14,266,513		8.3%

*
Less than one percent.

(1)
All shares are held with sole voting and investment power, except that Mr. Howard R. Levine does not have voting or investment power with respect to 6,512,395 shares held in irrevocable trusts by Bank of America, N.A., as Trustee, for his benefit, as set forth in note (3) below, and Mr. Bernstein has shared voting power with respect to 11,210 shares held in the Profit Sharing Plan as set forth in note (4) below. Includes those shares listed in the table which the following persons have the right to acquire beneficial ownership of as of November 1, 2003, or within 60 days thereafter, pursuant to the exercise of stock options: (i) Mr. Howard R. Levine-247,500 shares; (ii) Mr. Kelly-236,500 shares; (iii) Mr. Alexander-131,500 shares; (iv) Mr. Mahoney-120,000 shares; (v) Mr. Barkus-47,500 shares; and (vi) all executive officers and directors as a group-997,500 shares.

(2)
Does not include (i) the 12,652,220 shares listed in the table under the caption "Ownership by Others" below as being held in irrevocable trusts by Bank of America, N.A., as Trustee, for the benefit of certain of Mr. Leon Levine's children and grandchildren, including 6,512,395 shares held in trusts for the benefit of Mr. Leon Levine's son, Mr. Howard R. Levine; (ii) 112,700 shares owned by Mr. Leon Levine's wife; (iii) 1,536,300 shares held in trust by Mr. Leon Levine's wife and one of his children for the benefit of another child of Mr. Leon Levine; and (iv) 3,394,421 shares beneficially owned by Mr. Howard R. Levine. Mr. Leon Levine disclaims beneficial ownership of the shares referred to in this note (2). Prior to his retirement from the Company in January 2003, Mr. Leon Levine was the Chairman of the Board.

(3)
Includes 6,512,395 shares listed in the table under the caption "Ownership by Others" below as being held in irrevocable trusts by Bank of America, N.A., as Trustee, for the benefit of Mr. Howard R. Levine. Does not include 187,284 shares listed in said table as being held in irrevocable trusts by Bank of America, N.A., as Trustee, for the benefit of a child of Mr. Howard R. Levine, and 1,025 shares owned by Mr. Howard R. Levine's wife.

(4)
Includes 11,210 shares held under the Parker, Poe, Adams & Bernstein L.L.P. Profit Sharing Plan, but does not include 18,250 shares owned by Mr. Bernstein's wife. Mr. Bernstein disclaims beneficial ownership of the shares owned by his wife.

(5)
Mr. Dolby was elected to the Board of Directors on November 5, 2003. As of November 24, 2003, he owns 93 shares, and all are held with sole voting and investment power.

Ownership by Others

        On the basis of filings with the Securities and Exchange Commission and other information, the Company believes that as of the dates set forth below the following additional Stockholders beneficially owned more than 5% of the Company's Common Stock:

Name and Address	Amount and Nature of Beneficial Ownership		Percent of Class
Bank of America, N.A., as Trustee One Bank of America Plaza Charlotte, North Carolina 28255	12,652,220	(1)	7.3%
Putnam LLC. One Post Office Square Boston, Massachusetts 02109	12,154,719	(2)	7.0%
Goldman Sachs Asset Management 32 Old Slip New York, New York 10005	10,529,133	(3)	6.1%

(1)
As of November 1, 2003, these shares were held with sole voting and investment power under irrevocable trusts for the benefit of certain of Mr. Leon Levine's children and grandchildren, including 6,512,395 shares held in trusts for the benefit of Mr. Howard R. Levine.

(2)
As of December 31, 2002, of these shares, 10,118,946 were owned by Putnam Investment Management, LLC. and 2,035,773 were owned by The Putnam Advisory Company, LLC., which are subsidiaries of Putnam LLC.; and The Putnam Advisory Company, LLC. had shared power to vote 965,257 shares, and shared power to dispose of 2,035,773 shares; and Putnam Investment Management, LLC. had shared power to vote 262,750 shares, and shared power to dispose of 10,118,946 shares.

(3)
As of December 31, 2002, 10,529,133 shares were held with sole power to dispose and 9,063,163 shares were held with sole power to vote.

ELECTION OF DIRECTORS

        At the meeting, seven directors are to be elected to serve for the ensuing year and until their respective successors are elected and qualified. Votes pursuant to the enclosed proxy will be cast for the election as directors of the seven nominees named below unless authority is withheld. All seven nominees are now members of the Board of Directors. If for any reason any nominee shall not be a candidate for election as a director at the meeting, an event not now anticipated, the enclosed proxy will be voted for such substitute as shall be designated by the Board of Directors.

        The following information is furnished with respect to the seven nominees:

Name of Nominee	Principal Occupation	Age	Year First Elected Director
Howard R. Levine (1)	Chairman of the Board and Chief Executive Officer of the Company	44	1997	(2)
George R. Mahoney, Jr. (1)	Executive Vice President— General Counsel and Secretary of the Company	61	1987	(3)
Mark R. Bernstein (4)(5)(6)	Retired Partner (Of Counsel) in the law firm of Parker, Poe, Adams & Bernstein L.L.P.	73	1980	(7)
Sharon Allred Decker (4)(5)(8)	President— The Tanner Companies	46	1999	(9)
Edward C. Dolby (8)	President— The Edward C. Dolby Strategic Consulting Group, LLC	58	2003	(10)
Glenn A. Eisenberg (8)	Executive Vice President— Finance and Administration The Timken Company	42	2002	(11)
James G. Martin (4)(5)(6)(8)	Corporate Vice President— Carolinas HealthCare System	67	1996	(12)

(1)
Member of the Executive Committee of the Board of Directors.

(2)
Mr. Howard R. Levine was employed by the Company in various capacities in the Merchandising Department from 1981 to 1987, including employment as Senior Vice President-Merchandising and Advertising. From 1988 to 1992, Mr. Levine was President of Best Price Clothing Stores, Inc., a chain of ladies' apparel stores. From 1992 to April 1996, he was self-employed as an investment manager. He rejoined the Company in April 1996, and was elected Vice President-General Merchandise Manager: Softlines in April 1996, Senior Vice President-Merchandising and Advertising in September 1996, President and Chief Operating Officer in April 1997, and Chief Executive Officer in August 1998. He is the son of Mr. Leon Levine, the former Chairman of the Board and founder of the Company who retired in January 2003.

(3)
Mr. Mahoney was employed by the Company as General Counsel in 1976, and also has served as Vice President and Secretary since 1977, Senior Vice President since 1984, and Executive Vice President since 1991.

(4)
Member of the Compensation Committee of the Board of Directors.

(5)
Member of the Nominating/Corporate Governance Committee of the Board of Directors.

(6)
Member of the Stock Option Committee of the Board of Directors.

(7)
Mr. Bernstein retired in January 2002 as a partner in the law firm named above. Prior to his retirement he had been a partner of the law firm for more than the preceding five years.

(8)
Member of the Audit Committee of the Board of Directors.

(9)
Mrs. Decker has been President of The Tanner Companies, a manufacturer and retailer of apparel, since April 2003. From August 1999 to March 2003, she was President of Doncaster, a division of The Tanner Companies. Doncaster is a direct sales organization selling a high-end line of women's apparel. From January 1997 to July 1999, she was President and Chief Executive Officer of The Lynnwood Foundation which created and manages a conference facility and leadership institute. Mrs. Decker also is a director of Coca-Cola Bottling Co. Consolidated.

(10)
Mr. Dolby was elected to the Board of Directors and appointed to the Audit Committee in November 2003. He has been President of the Edward C. Dolby Strategic Consulting Group, LLC since September 2002, when he established the company to engage in business consulting. Prior to his retirement in December 2001, Mr. Dolby was employed by Bank of America Corporation for 32 years, where his positions included President of the North Carolina and South Carolina Consumer and Commercial Bank.

(11)
Mr. Eisenberg has been Executive Vice President-Finance and Administration of The Timken Company since January 2002. The Timken Company is an international manufacturer of highly engineered bearings and alloy steels and a provider of related products and services. From January 1990 to May 2001, Mr. Eisenberg was employed by United Dominion Industries, an international manufacturer of proprietary engineered products, where his positions included President and Chief Operating Officer from December 1999 to May 2001 and Executive Vice President and Chief Financial Officer from November 1995 to December 1999.

(12)
Dr. Martin has been associated with the Carolinas HealthCare System since January 1993, and currently is Corporate Vice President. He served as Governor of the State of North Carolina from 1985 through 1992 and was a member of the United States House of Representatives, representing the Ninth District of North Carolina, from 1973 until 1984. He also is a director of Duke Energy Corporation, aaiPharma, Inc. and Palomar Medical Technologies, Inc.

(13)
Directors who are not employees of the Company are paid $3,500 for each Board meeting attended and $750 for each Audit Committee, Compensation Committee and Nominating/Corporate Governance meeting attended, and receive an annual grant of shares of the Company's Common Stock with a fair market value at the time of the grant of $20,000. Directors who are employees of the Company receive no additional compensation for each Board or Committee meeting attended.

Committees of the Board of Directors

        The Executive Committee, which met once during fiscal 2003, is authorized under Delaware corporate laws and the Company's By-Laws to exercise certain of the powers of the Board of Directors.

        The principal functions of the Audit Committee, which met five times during fiscal 2003, are to provide assistance to the Board of Directors in fulfilling its responsibilities with respect to its oversight of: (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and independent auditors. The Audit Committee operates under a written Charter approved by the Board of Directors. The Charter of the Audit Committee is attached as Appendix A to this Proxy Statement.

        The principal function of the Stock Option Committee, which acted by unanimous written consent in lieu of meetings on 50 occasions during fiscal 2003, is to administer the 1989 Non-Qualified Stock Option Plan, including determination of the employees who are to be granted options under the Plan and the number of shares subject to each option.

        The principal functions of the Compensation Committee, which met nine times during fiscal 2003, are to review compensation policies for executive officers of the Company, establish the compensation of the Chairman of the Board and the Chief Executive Officer and review and approve the pre-tax earnings goal and the payment of bonuses under the Incentive Profit Sharing Plan.

        The principal functions of the Nominating/Corporate Governance Committee, which met two times during fiscal 2003, are to identify individuals qualified to become members of the Board of Directors; recommend to the Board when new members should be added to the Board; recommend to the Board individuals to fill vacant Board positions; recommend to the Board nominees for election as directors at the Annual Meeting of Stockholders; and develop and recommend to the Board of Directors a set of corporate governance policies and procedures applicable to the Company. The Nominating/Corporate Governance Committee considers nominees proposed by Stockholders of the Company. To recommend a prospective nominee for the Committee's consideration, Stockholders should submit the candidate's name and qualifications to the Company's Secretary in writing to the following address: Family Dollar Stores, Inc., Attention: Secretary, P.O. Box 1017, Charlotte, NC 28201-1017. Any such submission must be accompanied by the written consent of the proposed nominee to being named as a nominee and to serve as a director if elected.

        The Board of Directors met five times and acted by unanimous written consent in lieu of meetings on two occasions during fiscal 2003.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information concerning the compensation during fiscal years 2003, 2002 and 2001 of the Company's Chief Executive Officer and the four other most highly compensated executive officers who served in such capacities as of August 30, 2003, and one former executive officer, Leon Levine, who would have been one of the most highly compensated officers but for the fact that he retired in January 2003.

	Annual Compensation					Long-Term Compensation
						Awards		Payouts
Name and Principal Position	Fiscal Year		Salary($)(1)(2)	Bonus ($)(1)(3)	Other Annual Compensation($)	Restricted Stock Award(s)($)	Securities Underlying Options(#)(4)	Long-Term Incentive Plan Payouts($)	All Other Compensation ($)(5)
Leon Levine Former Chairman of the Board	2003 2002 2001		496,154 1,000,000 1,019,231	0 534,000 255,000	— — —	— — —	0 0 0	— — —	— 1,285,000 —
Howard R. Levine Chairman of the Board and Chief Executive Officer	2003 2002 2001	(6)	700,000 600,000 509,595	483,000 480,600 191,500	— — —	— — —	175,000 150,000 125,000	— — —	— — —
R. James Kelly Vice Chairman, Chief Financial and Administrative Officer	2003 2002 2001		450,000 450,000 458,662	207,000 240,300 114,750	— — —	— — —	100,000 85,000 75,000	— — —	— — —
R. David Alexander, Jr. President and Chief Operating Officer	2003 2002 2001	(7)	368,539 300,000 295,581	169,258 160,200 73,950	— — —	— — —	100,000 85,000 75,000	— — —	— — —
George R. Mahoney, Jr. Executive Vice President—General Counsel and Secretary	2003 2002 2001		323,076 299,231 295,000	118,595 127,636 58,792	— — —	— — —	85,000 70,000 60,000	— — —	— — —
Bruce E. Barkus Senior Vice President—Store Operations	2003 2002 2001		263,846 248,846 239,519	83,428 91,039 40,890	— — —	— — —	50,000 35,000 0	— — —	— — —

(1)
Includes amounts deferred by certain of the named executive officers pursuant to the Company's deferred compensation programs.

(2)
There were 52 weeks in fiscal years 2003 and 2002, and 53 weeks in fiscal 2001.

(3)
Amounts paid under the Company's Incentive Profit Sharing Plan.

(4)
Stock options were granted pursuant to the Company's 1989 Non-Qualified Stock Option Plan.

(5)
Other compensation for Mr. Leon Levine in fiscal 2002 includes $1,250,000 for the value of certain benefits beginning after Mr. Levine's retirement in January 2003. The benefits include continuation of medical and liability insurance coverage, ongoing use of office space and up to 30 hours per year use of Company aircraft. Except for this compensation for Mr. Levine in fiscal 2002, the value in each fiscal year of perquisites and other personal benefits, securities or property does not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the fiscal year for each of the named executive officers.

(6)
Mr. Howard R. Levine was elected Chairman of the Board in January 2003.

(7)
Mr. Alexander was employed by the Company in August 1995. He was elected Executive Vice President—Supply Chain and Real Estate in October 1999, Executive Vice President—Chief Operating Officer in August 2000, and President and Chief Operating Officer in January 2003.

Option Grants During the Fiscal Year Ended August 30, 2003

        The following table sets forth all options to acquire shares of the Company's Common Stock granted during the fiscal year ended August 30, 2003, to the executive officers named in the Summary Compensation Table.

        No options have been granted to Leon Levine. The potential realizable value amounts shown in the table are the values that might be realized upon exercise of options immediately prior to the expiration of their term based on arbitrarily assumed annualized rates of appreciation in the price of the Company's Common Stock of five percent and ten percent over the term of the options, as set forth in the rules of the Securities and Exchange Commission. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock. There can be no assurance that the potential realizable values shown in the table will be achieved.

	Individual Grants(1)
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percent of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted(#)
Name			Exercise or Base Price ($/Sh)	Expiration Date
					5%($)	10%($)
Howard R. Levine	175,000	9.8%	28.25	9/26/07	1,365,867	3,018,209
R. James Kelly	100,000	5.6%	28.25	9/26/07	780,495	1,724,691
R. David Alexander, Jr.	100,000	5.6%	28.25	9/26/07	780,495	1,724,691
George R. Mahoney, Jr.	85,000	4.7%	28.25	9/26/07	663,421	1,465,987
Bruce E. Barkus	50,000	2.8%	28.25	9/26/07	390,248	862,345

(1)
Stock options were granted pursuant to the Company's 1989 Non-Qualified Stock Option Plan. The exercise price for each option is the fair market value per share of Common Stock on the date of the grant. See "Report of the Compensation Committee and Stock Option Committee of the Board of Directors on Executive Compensation" for a description of other material terms of the Plan.

Option Exercises and Fiscal Year-End Values

        The following table sets forth all options exercised during the fiscal year ended August 30, 2003, by the executive officers named in the Summary Compensation Table, and the number and value of unexercised options held by such executive officers at fiscal year-end. No options have been granted to, or exercised by, Leon Levine.

			Number of Securities Underlying Unexercised Options at FY-End(#)		Value of Unexercised In-the-Money Options at FY-End($)(2)
Name	Shares Acquired on Exercise(#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Howard R. Levine	75,000	1,781,250	157,500	392,500	3,470,775	5,945,225
R. James Kelly	300,000	4,555,500	202,500	207,500	4,379,925	3,039,275
R. David Alexander, Jr.	35,000	634,200	84,000	221,000	1,855,455	3,331,145
George R. Mahoney, Jr.	105,000	2,090,250	77,000	188,000	1,696,240	2,846,810
Bruce E. Barkus	9,000	137,610	33,500	95,500	689,520	1,370,710

(1)
The value realized is calculated based on the difference between the option exercise price and the closing market price of the Company's Common Stock on the date prior to the date of the exercise multiplied by the number of shares to which the exercise relates.

(2)
The closing price of the Company's Common Stock as reported on the New York Stock Exchange Composite tape on August 29, 2003, was $40.12 and is used in calculating the value of unexercised options.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        Howard R. Levine's compensation arrangement with the Company provides that for the fiscal year ended August 30, 2003, he was to be paid a base salary of $13,462 per week and for the fiscal year ending August 28, 2004, he is to be paid a base salary of $13,942 per week. In addition, under the Company's Incentive Profit Sharing Plan, he may receive bonuses for the fiscal years ended August 30, 2003, and August 28, 2004, based on approximately 75% of the base salary he receives for the fiscal year ended August 30, 2003, and approximately 100% of the base salary he receives for the fiscal year ending August 28, 2004, subject to the achievement of pre-tax earnings goals established by the Company and other terms of the Plan. In the event Mr. Levine's employment is terminated by the Company prior to August 28, 2004, for reasons other than for cause or medical disability, the Company will pay Mr. Levine 180 days of his base salary then in effect in six equal monthly installments. If Mr. Levine accepts new employment, the unpaid balance of the payments is reduced by the compensation Mr. Levine receives for the same period from the new employment. In the event the employment agreement is not terminated for any reason prior to August 28, 2004, and there is no agreement before that date to extend Mr. Levine's employment beyond August 28, 2004, the employment agreement terminates automatically on August 28, 2004, and the Company will pay Mr. Levine 60 days of his base salary then in effect in two equal monthly installments. In addition, in the event Mr. Levine's employment agreement is terminated by the Company prior to August 28, 2004, for reasons other than for cause or if there is no agreement before that date to extend Mr. Levine's employment beyond August 28, 2004, Mr. Levine will receive as a severance payment an amount equal to the pro rata share of the bonus, if any, under and subject to the terms and conditions of the Incentive Profit Sharing Plan. The payment will be equal to 100% of the base salary he receives for the period from the beginning of the fiscal year in which the Company terminates the employment agreement through the termination date or through August 28, 2004, if Mr. Levine's employment continues through that date.

        R. James Kelly's compensation arrangement with the Company provides that for the fiscal year ended August 30, 2003, he was to be paid a base salary of $8,654 per week and for the fiscal year ending August 28, 2004, he is to be paid a base salary of $8,846 per week. In addition, under the Company's Incentive Profit Sharing Plan, he may receive bonuses for the fiscal years ended August 30, 2003, and August 28, 2004, based on approximately 50% of the base salary he receives for the fiscal year ended August 30, 2003, and approximately 60% of the base salary he receives for the fiscal year ending August 28, 2004, subject to the achievement of pre-tax earnings goals established by the Company and other terms of the Plan. In the event Mr. Kelly's employment agreement is terminated by the Company prior to August 28, 2004, for reasons other than for cause or medical disability, the Company will pay Mr. Kelly 180 days of his base salary then in effect in six equal monthly installments. If Mr. Kelly accepts new employment, the unpaid balance of the payments is reduced by the compensation Mr. Kelly receives for the same period from the new employment. In the event the employment agreement is not terminated for any reason prior to August 28, 2004, and there is no agreement before that date to extend Mr. Kelly's employment beyond August 28, 2004, the employment agreement terminates automatically on August 28, 2004, and the Company will pay Mr. Kelly 60 days of his base salary then in effect in two equal monthly installments. In addition, in the event Mr. Kelly's employment agreement is terminated by the Company prior to August 28, 2004, for reasons other than for cause or medical disability, Mr. Kelly will receive as a severance payment an amount equal to the pro rata share of the bonus, if any, under and subject to the terms and conditions of the Incentive Profit Sharing Plan. The payment will be equal to 60% of the base salary he receives for the period from the beginning of the fiscal year in which the Company terminates the employment agreement through the termination date.

        R. David Alexander, Jr.'s compensation arrangement with the Company provides that for the period from September 1, 2002, through January 15, 2003, he was to be paid a base salary of $6,731 per week; for the period from January 16, 2003, when he was elected President and Chief Operating

Officer, through the fiscal year ended August 30, 2003, he was to be paid a base salary of $7,404 per week; and for the fiscal year ending August 28, 2004, he is to be paid a base salary of $7,692 per week. In addition, under the Company's Incentive Profit Sharing Plan, he may receive bonuses for the fiscal years ended August 30, 2003, and August 28, 2004, based on approximately 50% of the base salary he receives for the fiscal year ended August 30, 2003, and approximately 60% of the base salary he receives for the fiscal year ending August 28, 2004, subject to the achievement of pre-tax earnings goals established by the Company and other terms of the Plan. In the event Mr. Alexander's employment agreement is terminated by the Company prior to August 28, 2004, for reasons other than for cause or medical disability, the Company will pay Mr. Alexander 180 days of his base salary then in effect in six equal monthly installments. If Mr. Alexander accepts new employment, the unpaid balance of the payments is reduced by the compensation Mr. Alexander receives for the same period from the new employment. In the event the employment agreement is not terminated for any reason prior to August 28, 2004, and there is no agreement before that date to extend Mr. Alexander's employment beyond August 28, 2004, the employment agreement terminates automatically on August 28, 2004, and the Company will pay Mr. Alexander 60 days of his base salary then in effect in two equal monthly installments. In addition, in the event Mr. Alexander's employment agreement is terminated by the Company prior to August 28, 2004, for reasons other than cause, or if there is no agreement before that date to extend Mr. Alexander's employment beyond August 28, 2004, Mr. Alexander will receive as a severance payment an amount equal to the pro rata share of the bonus, if any, under and subject to the terms and conditions of the Incentive Profit Sharing Plan. The payment will be equal to 60% of the base salary he receives for the period from the beginning of the fiscal year in which the Company terminates the employment agreement through the termination date.

Compensation Committee and Stock Option Committee Interlocks and Insider Participation

        During the fiscal year ended August 30, 2003, the Compensation Committee of the Board of Directors was composed of Mark R. Bernstein, Sharon Allred Decker and James G. Martin, and the Stock Option Committee of the Board of Directors was composed of Mark R. Bernstein and James G. Martin. No member of the Compensation Committee or Stock Option Committee was an officer or employee of the Company. Mr. Bernstein, Mrs. Decker and Dr. Martin were not eligible to receive options under the Company's 1989 Non-Qualified Stock Option Plan.

Report of the Compensation Committee and Stock Option Committee of the Board of Directors on Executive Compensation

        The objectives of the Company's executive compensation program are to provide a competitive total compensation package that enables the Company to attract and retain key executives, and to offer compensation opportunities that are directly related to the annual and long-term performance of the Company. The Company seeks to link a significant portion of compensation to the Company's performance such that executive officers will have a strong incentive to meet the Company's goals and their compensation will then be aligned with the interests of the Company's shareholders. With these objectives, the compensation of executive officers consists primarily of (i) a base salary; (ii) annual incentive compensation in the form of a bonus based on the achievement of pre-tax earnings goals and the executive's contributions to meeting the goals; and (iii) long-term incentive compensation in the form of stock options.

        Base Salary.    The base salary of executive officers is reviewed annually by the Compensation Committee. In determining the salary level, the Compensation Committee takes into consideration the responsibilities, experience and performance of the executives, their contributions to the Company's operating performance, including the achievement of pre-tax earnings goals, and competitive salary practices of other companies in the retail industry, including companies in the retail industry with sales comparable to the sales of the Company.

        Incentive Profit Sharing Plan.    The Compensation Committee also reviews and approves a pre-tax earnings goal established by the Company each fiscal year under the Company's Incentive Profit Sharing Plan. This Plan provides for payments, not exceeding 5% of the Company's consolidated earnings before income taxes and before deducting payments under the Plan or any other incentive compensation arrangement, to executive officers and other supervisory personnel if such goal is achieved. The amount of the bonus is based on a percentage of the employee's base salary, and for executive officers the percentage ranges from 35% to 100%. The percentage is higher for the more senior executive officers as a greater portion of the senior executives' compensation is tied to the achievement of pre-tax earnings goals. In the event the pre-tax earnings goal is exceeded, the amount of the bonus increases by 2% for each 1% by which the goal is exceeded, to a maximum of 50% additional bonus for exceeding the goal by 25%. If the pre-tax earnings goal is not achieved, the amount of the bonus decreases by 5% for each 1% by which the goal is not achieved, with no bonus being paid if pre-tax earnings are below 90% of the goal. As approximately 98.4% of the pretax earnings goal for the fiscal year ended August 30, 2003, was achieved, the bonus paid was approximately 92.0% of the bonus that would have been paid if 100% of the goal had been achieved. Except for the Chairman of the Board and Chief Executive Officer, the Vice Chairman and Chief Financial and Administrative Officer, and the President and Chief Operating Officer, the annual individual performance rating of each executive officer by that officer's supervisor may increase or decrease the amount of bonus paid. The performance rating is based on a variety of criteria, including the effectiveness of the officers in executing their managerial responsibilities and their impact on the financial results of the Company (such as sales, pre-tax earnings and shareholders' return on average equity). The Compensation Committee reviews and approves the payment of bonuses to executive officers under the Incentive Profit Sharing Plan.

        Stock Options.    To establish another link between compensation and management's performance in creating value for shareholders, evidenced by increases in the Company's stock price, executive officers may receive grants of stock options typically on an annual basis. The Company encourages stock ownership by executives, but has not established target levels for equity holdings by executives. Grants are made by the Stock Option Committee of the Board of Directors. The Compensation Committee considers the grant of stock options by the Stock Option Committee in reviewing the compensation of executive officers. Under the Company's 1989 Non-Qualified Stock Option Plan, the exercise price for each option is the fair market value per share of Common Stock on the date of the grant. Fair market value per share is the average of the highest price and lowest price at which the Common Stock is sold regular way on the New York Stock Exchange on the date of the grant. Options have a term of five years, and may not be exercised prior to the expiration of two years from the date of the grant. Thereafter, each option becomes exercisable in cumulative installments of not more than 40% of the number of shares subject to the option after two years, 70% after three years and 100% after four years. Such vesting schedule encourages executives to remain in the employ of the Company. With limited exceptions, no option is exercisable unless the optionee has been continuously employed by the Company from the date of grant to the date of exercise. In determining the number of options to be granted, the Stock Option Committee takes into account the executive's base salary and level of responsibilities and the annual individual performance rating of the executive, as well as the number of options granted in prior years.

        Compensation of Chief Executive Officer.    The base salary of the Chief Executive Officer is established by the Compensation Committee annually based on consideration of the same general factors as are described above with respect to the determination of the base salary of other executive officers. For the fiscal year ended August 30, 2003, Howard R. Levine received a base salary of $700,000, and for the fiscal year ending August 28, 2004, he will receive a base salary of $725,000.

        The incentive compensation element of the compensation of the Chief Executive Officer is based on the Company's achievement of its pre-tax earnings goal. Under the Company's Incentive Profit

Sharing Plan, Mr. Levine's bonus was based on 75% of his base salary for the fiscal year ended August 30, 2003, and is based on 100% of his base salary for the fiscal year ending August 28, 2004. The amount of the bonus is subject to increase or decrease based on the level of pre-tax earnings in the manner described above with respect to the bonus for other executive officers. For the fiscal year ended August 30, 2003, Mr. Levine was paid a bonus of $483,000 under the Incentive Profit Sharing Plan as the Company achieved approximately 98.4% of the pre-tax earnings goal.

        In determining Mr. Howard R. Levine's base salary and bonus percentage, the Compensation Committee also took into account the fact that he receives options under the Company's 1989 Non- Qualified Stock Option Plan. As described under the heading "Option Grants During the Fiscal Year Ended August 30, 2003," Howard R. Levine received options to purchase 175,000 shares. The Compensation Committee also considered that the Company's only retirement plan or similar benefit for the Chief Executive Officer or any executive officers to which the Company contributes is a 401(k) Plan and the Company's contribution for Mr. Levine for the fiscal year ended August 30, 2003, was $3,000.

        Deductibility of Compensation.    Internal Revenue Code Section 162(m) provides that publicly held companies may not deduct in any taxable year compensation in excess of $1 million paid to the Chief Executive Officer or any of the four other highest paid executive officers which is not "performance-based" as defined in Section 162(m). At the Annual Meeting of Stockholders on January 16, 1997, Stockholders approved an amendment to the 1989 Non-Qualified Stock Option Plan and approved the Incentive Profit Sharing Plan for the purpose of preserving the future deductibility of all compensation paid under said Plans. The Company believes that all executive officer compensation paid in the fiscal year ended August 30, 2003, met the deductibility requirements of Section 162(m). The Compensation Committee will continue to monitor this issue and will determine what additional steps, if any, it may take in response to such provision.

        This report is submitted by Mark R. Bernstein, Sharon Allred Decker and James G. Martin as the members of the Compensation Committee and Mark R. Bernstein and James G. Martin as the members of the Stock Option Committee.

Stock Performance Graph

        The following graph sets forth the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five fiscal years ended August 30, 2003, compared with the cumulative total returns of the S&P 500 Index and the S&P General Merchandise Stores Index. The comparison assumes $100 was invested on August 29, 1998, in the Company's Common Stock and on August 31, 1998, in each of the foregoing indices, and that dividends were reinvested.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG FAMILY DOLLAR STORES, INC., THE S&P 500 INDEX
AND THE S&P GENERAL MERCHANDISE STORES INDEX

Related Transactions

        Legal services were rendered to the Company during the fiscal year ended August 30, 2003, and are being rendered to the Company during the fiscal year ending August 28, 2004, by Parker, Poe, Adams & Bernstein L.L.P. Mark R. Bernstein, a director of the Company, was a partner in this law firm until his retirement in January 2002. The Company paid the law firm $12,257 in fiscal 2003, $53,080 in fiscal 2002 and $13,665 in fiscal 2001 for legal services. The Board of Directors has considered the relationship of Mr. Bernstein and the law firm to the Company. Based on the amounts paid relative to the total revenues of the law firm and the retirement of Mr. Bernstein from the law firm, the Board of Directors determined that Mr. Bernstein qualifies as an independent director.

        The Company has purchased a variety of merchandise in the ordinary course of business from entities owned or represented by non-employee immediate family members of Leon Levine, the former Chairman of the Board of the Company, and Howard R. Levine, the Chairman of the Board and Chief Executive Officer of the Company, as follows: Leon Levine's brother, Sherman Levine has represented a number of vendors in the Company's purchase of merchandise at a cost of approximately $15.3 million in fiscal 2003. Howard R. Levine's brother-in-law, Eric Lerner, is the owner of a firm from which the Company purchased merchandise at a cost of approximately $723,315 in fiscal 2003.

Report of the Audit Committee of the Board of Directors

        During the fiscal year ended August 30, 2003, Sharon Allred Decker and James G. Martin were members of the Audit Committee of the Board of Directors for the entire year. James H. Hance, Jr. was a member of the Audit Committee from the beginning of the fiscal year on September 1, 2002, through January 16, 2003. Glenn A. Eisenberg was a member of the Audit Committee from November 7, 2002, through the end of the fiscal year on August 30, 2003. The Board of Directors elected Glenn A. Eisenberg as the Chairman of the Audit Committee and has determined that Mr. Eisenberg is independent and is an audit committee financial expert, as defined by Securities and Exchange Commission guidelines.

        The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended August 30, 2003, with the Company's management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).

        The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm.

        Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 30, 2003, for filing with the Securities and Exchange Commission.

        This report is submitted by Glenn A. Eisenberg, Chairman, Sharon Allred Decker and James G. Martin, the members of the Audit Committee.

Independent Accountants' Fees and Services

        The following sets forth fees billed for the audit and other services provided by PricewaterhouseCoopers LLP for the fiscal years ended August 30, 2003, and August 31, 2002:

Fee Category	Fiscal 2003 Fees	Fiscal 2002 Fees
Audit Fees (1)	$180,000	$150,000
Audit-Related Fees (2)	20,000	19,000
Tax Fees (3)	42,971	74,608
All Other Fees (4)	74,681	661,351

Total	$317,652	$904,959

(1)
Includes fees for audit of annual financial statements and reviews of the related quarterly financial statements.

(2)
Includes fees for audit related work in connection with employee benefit plans of the Company.

(3)
Includes fees related to professional services for tax compliance, tax advice and tax planning.

(4)
Consists of fees for services other than services reported above. These services included property tax outsourcing (fiscal 2003—$50,000 and fiscal 2002—$421,877); financial systems design and implementation (fiscal 2003—$0 and fiscal 2002—$199,091); and human resource consulting and other (fiscal 2003— $24,681 and fiscal 2002—$40,383).

        All services rendered by PricewaterhouseCoopers LLP are permissible under applicable laws and regulations, and are pre-approved by the Audit Committee. The Audit Committee's pre-approval policy with respect to non-audit services is set forth in the Charter of the Audit Committee attached as Appendix A to this Proxy Statement.

APPROVAL OF THE
FAMILY DOLLAR 2000 OUTSIDE DIRECTORS PLAN

        The Company currently maintains the Family Dollar 2000 Outside Directors Plan (the "Plan"), which provides for the grant of retainer awards to outside directors of the Company and its subsidiaries. The Plan was originally adopted by the Company's Board of Directors on January 20, 2000, and has not previously been approved by the Stockholders.

        In order to comply with new rules of the New York Stock Exchange regarding stockholder approval of equity compensation plans, on November 5, 2003, the Board of Directors amended the Plan in certain respects, as described below, and recommends the Plan, as so amended and restated, for approval of the Company's Stockholders at the Annual Meeting of Stockholders.

        A summary of the Plan, as amended and restated, is set forth below. The summary is qualified in its entirety by the full text of the Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Purpose and Eligibility

        The purpose of the Plan is to promote the Company's success by enhancing its ability to attract and retain the services of experienced and knowledgeable directors and by encouraging such directors to acquire an increased proprietary interest in the Company. Eligible directors are those who are not employees of the Company or any of its subsidiaries. As of August 31, 2003, there were four directors eligible to participate in the Plan and a total of 7,383 shares had been granted under the Plan.

Operation of the Plan

        The Plan provides for the automatic grant of a Retainer Award to each eligible director as of the day on which members of the Board begin their yearly term as Board members following an Annual Meeting of Stockholders at which the eligible director is elected for a new term. Each Retainer Award consists of shares of Common Stock having an aggregate fair market value of $20,000 as of the date of grant. Prorated awards are made for directors who become eligible directors on an interim date.

Shares Available for Award under the Plan

        Prior to the recent Plan amendments, there was an "evergreen" share replenishment provision, which allowed for formulaic increases in the number of shares available under the Plan based on a percentage of average shares outstanding. As amended, the Plan now provides for a maximum of 85,000 shares to be awarded under the Plan, including the 7,383 shares previously awarded, and subject to proportionate adjustments based on certain recapitalization events. The amended Plan now also provides that shares awarded under the Plan may consist of authorized and unissued shares, treasury shares or shares of Common Stock purchased on the open market.

Administration

        The Plan is administered by the Board of Directors. The Board has the authority to control and manage the operation and administration of the Plan.

Termination and Amendment

        Prior to the recent amendments, the Plan was to remain in effect until the fifteenth anniversary of the original effective date, unless terminated earlier. The Plan was amended to provide that it will terminate on the award grant date immediately following the Annual Meeting of Stockholders of the Company in 2014. The Board may amend or terminate the Plan at any time, but no amendment or termination may adversely affect the rights of a participant with respect to any award made before such amendment or termination. If an amendment to the Plan would, in the reasonable opinion of the Board of Directors, materially increase the number of shares issuable under the Plan, materially modify the requirements for eligibility, or otherwise constitute a material change requiring Stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of the New York Stock Exchange, then such amendment shall be subject to Stockholder approval.

Certain Federal Income Tax Effects

        Under current U.S. federal income tax laws, a participant receiving an award under the Plan will recognize ordinary income equal to the fair market value of the Common Stock on the date of grant, and the Company will be entitled to a corresponding tax deduction at that time. Any gain that a participant realizes when he or she later sells or disposes of the shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Benefits to Named Executive Officers and Others

        Only non-employee directors of the Company are entitled to participate in the Plan. In the year ended August 31, 2003, awards were granted under the Plan to four persons. The following table shows the benefits that have accrued under the Plan in fiscal 2003 to the non-employee directors. Any future awards will be made in accordance with the terms of the Plan.

Family Dollar 2000 Outside Directors Plan

Name and Position	Dollar Value ($)	Number of Shares of Common Stock
All non-employee directors, as a Group (4 persons)	$81,918	2,583

Stockholder Vote Required to Approve the Plan

        Approval of the Plan will require the affirmative vote of a majority of shares of Common Stock that are present or represented by proxy at the Annual Meeting of Stockholders and entitled to vote in respect thereto. If the Plan is approved by the Stockholders, it will be effective as of its adoption by the Stockholders. The Board recommends a vote for the approval of the Family Dollar 2000 Outside Directors Plan.

Equity Compensation Plan Information

        The following table provides information as of August 30, 2003, regarding the 1989 Non-Qualified Stock Option Plan, which is the only current equity compensation plan previously approved by Stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	5,000,725	$23.99	7,238,450

        The only equity compensation plan not approved by Stockholders as of August 30, 2003, is the Family Dollar 2000 Outside Directors Plan, which is described above under the proposal to have Stockholders approve the Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Audit Committee of the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as independent accountants to audit and report on the consolidated financial statements of the Company and its subsidiaries for the year ending August 28, 2004, and to perform such other appropriate accounting and related services as may be required by the Audit Committee. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote in respect thereto is required to ratify the selection of PricewaterhouseCoopers LLP for the purposes set forth above. The Audit Committee and the Board of Directors recommend that the Stockholders vote for ratification of the appointment of PricewaterhouseCoopers LLP. If the Stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the appointment of independent accountants will be reconsidered by the Audit Committee. PricewaterhouseCoopers LLP served as the Company's independent accountants for the fiscal year ended August 31, 1991, and for each subsequent fiscal year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission and New York Stock Exchange initial reports of ownership and reports of changes in ownership of the Common Stock, and to furnish the Company with copies of such reports. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from Reporting Persons that no other reports were required, during the fiscal year ended August 30, 2003, all Reporting Persons complied with all applicable filing requirements.

STOCKHOLDER PROPOSALS

        Proposals of Stockholders intended to be presented at the next Annual Meeting of Stockholders in January 2005, and to be included in the Proxy Statement and form of proxy pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Act"), must be received by the Company on or before July 23, 2004. Any such proposals should be in writing and be sent by certified mail, return receipt requested, to the Secretary, Family Dollar Stores, Inc., P. O. Box 1017, Charlotte, North Carolina 28201-1017. Additionally, if the Company receives notice of any shareholder proposal after October 6, 2004, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) under the Act, and the persons named in the proxies solicited by the Board of Directors of the Company for the Annual Meeting of Stockholders to be held in January 2005 may exercise discretionary voting power with respect to such proposal.

OTHER MATTERS

        Management knows of no other matters to be brought before the meeting. However, if any other matters do properly come before the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the best judgment of the person voting the proxies. Whether Stockholders plan to attend the meeting or not, they are respectfully urged to sign, date and return the enclosed proxy which will, of course, be returned to them at the meeting if they are present and so request.

APPENDIX A

CHARTER OF THE
AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS
OF
FAMILY DOLLAR STORES, INC.

Purpose

        The Audit Committee of Family Dollar Stores, Inc. (the "Company") shall:

  A.
  Provide assistance to the Board of Directors (the "Board") in fulfilling its responsibilities with respect to its oversight of:

  i.
  The integrity of the Company's financial statements;

  ii.
  The Company's compliance with legal and regulatory requirements;

  iii.
  The independent auditor's qualifications and independence; and

  iv.
  The performance of the Company's internal audit function and independent auditors.

  B.
  Prepare the Audit Committee's report that the Securities and Exchange Commission (the "Commission") rules require be included in the Company's annual proxy statement.

Committee Membership

        The Audit Committee shall consist of no fewer than three members of the Board. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies without the approval of the Board. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee. Audit Committee members may be replaced by the Board at any time. The Board shall elect the Chairperson of the Audit Committee. The Chairperson will chair all regular sessions of the Audit Committee and set the agendas for Audit Committee meetings.

Meetings

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

Committee Authority and Responsibilities

        The Audit Committee shall have the authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

        The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

  1.
  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  2.
  Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

  3.
  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

  4.
  Review and discuss quarterly reports from the independent auditors on:

  a.
  All critical accounting policies and practices to be used.

  b.
  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

  c.
  Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  5.
  Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

  6.
  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company's financial statements.

  7.
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  8.
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  9.
  Review any disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

  1.
  Review and evaluate the lead partner of the independent auditor team.

  2.
  Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

  3.
  Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

  4.
  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

  5.
  Meet with the independent auditor prior to the audit to discuss the proposed scope, planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

  1.
  Review the appointment and replacement of the senior internal auditing executive.

  2.
  Evaluate the performance of the internal audit function.

  3.
  Review the significant reports to management prepared by the internal auditing department and management's responses.

Compliance Oversight Responsibilities

  1.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  2.
  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

  3.
  Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX B

As amended as of
November 5, 2003

FAMILY DOLLAR 2000
OUTSIDE DIRECTORS PLAN

SECTION 1

GENERAL

        1.1   Purpose. The Family Dollar 2000 Outside Directors Plan (the "Plan") has been established by Family Dollar Stores, Inc. (the "Company") to promote the interests of the Company and its shareholders by enhancing the Company's ability to attract and retain the services of experienced and knowledgeable directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

        1.2   Operation and Administration. The operation and administration of the Plan shall be subject to the provisions of Section 3. Capitalized terms in the Plan shall be defined as set forth in Section 5 or elsewhere in the Plan.

SECTION 2

AWARDS

        2.1   General.

  (a)
  For each Plan Year, each Director who is an Eligible Director on the first day of that Plan Year shall be granted a "Retainer Award" for the year, which shall be in the form of shares of Stock having a Fair Market Value of $20,000. Except as otherwise provided in this subsection 2.1, the Retainer Award for any Plan Year shall be made as of the first business day of that Plan Year (the "Award Date" for that Retainer Award), and the Fair Market Value of the Stock so awarded shall be determined as of that date.

  (b)
  If a Director becomes an Eligible Director during a Plan Year, on a date other than the first day of the Plan Year, he or she shall be granted a Retainer Award for the year, which shall be in the form of shares of Stock having a Fair Market Value equal to $20,000, subject to a pro-rata reduction to reflect the portion of the Plan Year prior to the date on which he or she becomes an Eligible Director. A Director's Retainer Award under this paragraph (b) shall be made on the first business day on which he or she is an Eligible Director (the "Award Date" for that Retainer Award), and the Fair Market Value of the Stock so awarded shall be determined as of that date.

        2.2   Fractional Shares. If the Retainer Award that would otherwise be made to a Participant as of any Award Date under paragraph 2.1 is not a whole number, then the number of shares otherwise awardable shall be increased to the next highest whole number.

SECTION 3

OPERATION AND ADMINISTRATION

        3.1   Term. The Plan shall be effective as of the Effective Date and shall terminate on the Award grant date immediately following the Annual Meeting of Stockholders of the Company in January 2014.

The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

        3.2   Shares Subject to Plan. Any Stock awarded under the Plan may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market. Subject to adjustment as provided in Section 3.3, the aggregate number of shares of Stock reserved and available for Awards under the Plan shall be 85,000 shares, including Awards granted since the original Effective Date of the Plan.

        3.3   Adjustments to Shares.

  (a)
  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character of otherwise.

  (b)
  In the event of a subdivision of the outstanding Stock (stock split), a declaration of a dividend payable in Stock, or a combination or consolidation of the outstanding Stock into a lesser number of shares, the authorization limits under Section 3.2 shall automatically be adjusted proportionately.

        3.4   Limit on Distribution. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

  (a)
  Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

  (b)
  The Board shall add such conditions and limitations to any Award to any Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, as is necessary to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

  (c)
  To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares may, at the direction of the Board, be effected on a non-certificated basis, to the extent not prohibited by the provisions of Rule 16b-3, applicable local law, the applicable rules of any stock exchange, or any other applicable rules.

        3.5   Taxes. All Awards and other payments under the Plan are subject to all applicable taxes.

        3.6   Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Board.

        3.7   Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

        3.8   Action by Company. Any action required or permitted to be taken by the Company shall be by resolution of the Board, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, by a duly authorized officer of the Board, or (except to the extent prohibited by the provisions of SEC Rule 16b-3, applicable local law, the applicable rules of any stock exchange, or any other applicable rules) by a duly authorized officer of the Company.

SECTION 4

AMENDMENT AND TERMINATION

        The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 3.3 (relating to certain adjustments to shares), no amendment or termination may adversely affect the rights of any Participant or beneficiary under any Award made under the Plan prior to the date such amendment is adopted by the Board, and provided further that, if an amendment to the Plan would, in the reasonable opinion of the Board, materially increase the number of shares issuable under the Plan, materially modify the requirements for eligibility, or otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of the New York Stock Exchange, then such amendment shall be subject to stockholder approval.

SECTION 5

DEFINED TERMS

        For purposes of the Plan, the terms listed below shall be defined as follows:

  (a)
  Award. The term "Award" shall mean the Retainer Award granted to any person under the Plan.

  (b)
  Board. The term "Board" shall mean the Board of Directors of the Company.

  (c)
  Director. The term "Director" means a member of the Board.

  (d)
  Dollars. As used in the Plan, the term "dollars" or numbers preceded by the symbol "$" shall mean amounts in United States Dollars.

  (e)
  Effective Date. The "Effective Date" means the date on which Directors begin their yearly term of office on the Board following their election at the Company's 2000 Annual Meeting of Stockholders.

  (f)
  Eligible Director. Each Director who is not an employee of the Company or any Related Company shall be an "Eligible Director".

  (g)
  Fair Market Value. The "Fair Market Value" of a share of Stock of the Company as of any date shall be the closing market composite price for such Stock as reported for the New York Stock Exchange—Composite Transactions on that date or, if Stock is not traded on that date, on the next preceding date on which Stock was traded.

  (h)
  Participant. A "Participant" is any person who has received an Award under the Plan.

  (i)
  Plan Year. The term "Plan Year" means the period (i) beginning on the date on which members of the Board begin their yearly term as Board members following the election of Directors at the Company's Annual Meeting of Stockholders and (ii) ending on the day immediately prior to the first day of the following Plan Year. The first Plan Year shall begin on the Effective Date.

  (j)
  Related Company. The term "Related Company" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Internal Revenue Code section 424(f) with respect to the Company).

  (k)
  SEC. "SEC" shall mean the Securities and Exchange Commission.

  (l)
  Stock. The term "Stock" shall mean shares of common stock of the Company.

PROXY

FAMILY DOLLAR STORES, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON JANUARY 15, 2004

        The undersigned hereby appoints Howard R. Levine and George R. Mahoney, Jr., or either one of them, with full power of substitution, proxies of the undersigned to the Annual Meeting of Stockholders of Family Dollar Stores, Inc. to be held at 2:00 p.m. on Thursday, January 15, 2004, at the office of the Company at 10401 Old Monroe Road, Matthews, North Carolina, or at any adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matter which may properly be acted upon at this meeting, and specifically as indicated below:

1.	ELECTION OF DIRECTORS (Mark only one)	☐	FOR ALL NOMINEES listed below (except as shown to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: Howard R. Levine, George R. Mahoney, Jr., Mark R. Bernstein, Sharon Allred Decker, Edward C. Dolby, Glenn A. Eisenberg, James G. Martin (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name below.)

2. Approval of the Family Dollar 2000 Outside Directors Plan:
FOR	☐	AGAINST	☐	ABSTAIN	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP as Independent Accountants:
FOR	☐	AGAINST	☐	ABSTAIN	☐
4. In their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

(Please Sign on Reverse Side)

(Continued from other side)

        This Proxy, if received and correctly signed, will be voted in accordance with the choices specified. If a choice is not specified, this Proxy will be voted in favor of the election of the Directors named, for the approval of the Family Dollar 2000 Outside Directors Plan and for the ratification of the appointment of the independent accountants.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This Proxy is revocable, and the undersigned retains the right to attend this meeting and to vote his or her stock in person.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement.

Dated this	day of	,

(Please sign exactly as your name appears at left. If there is more than one owner, each should sign. When signing as a fiduciary or representative, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.)

PLEASE SIGN AND RETURN PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED.

QuickLinks

FAMILY DOLLAR STORES, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 15, 2004
OWNERSHIP OF THE COMPANY'S SECURITIES
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG FAMILY DOLLAR STORES, INC., THE S&P 500 INDEX AND THE S&P GENERAL MERCHANDISE STORES INDEX
APPROVAL OF THE FAMILY DOLLAR 2000 OUTSIDE DIRECTORS PLAN
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
OTHER MATTERS
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF FAMILY DOLLAR STORES, INC.
FAMILY DOLLAR 2000 OUTSIDE DIRECTORS PLAN